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                                                                    Exhibit 99.2

      Peregrine Systems(R), Inc. Agrees to Acquire Remedy(R) Corporation
                 To Extend Scope, Depth and Reach of Offerings

    Combined companies and customers will realize benefits of complementary distribution channels, software applications and development platform

SAN DIEGO and MOUNTAIN VIEW, Calif. - June 11, 2001 - Peregrine Systems, Inc. (Nasdaq: PRGN), a leading enterprise software company, and Remedy Corporation (Nasdaq: RMDY), a leading provider of IT Service Management (ITSM) and Customer Relationship Management (CRM) solutions, today announced that they have entered into a definitive agreement under which Peregrine will acquire Remedy.

Terms of the Agreement

Under the agreement, Peregrine will acquire all of the outstanding equity of Remedy in exchange for a combination of cash and shares of Peregrine stock. In exchange for each share of Remedy stock, shareholders of Remedy will receive $9.00 in cash and 0.9065 shares of Peregrine common stock. The exchange represents a deal valued at approximately $1.08 billion based on the closing price of Peregrine shares on June 8, 2001. Peregrine expects to issue approximately 27.9 million shares in exchange for all the outstanding common stock of Remedy. The transaction is expected to be accounted for by the purchase method and treated as a tax-free reorganization for the Peregrine shares issued to Remedy shareholders. The transaction is expected to be accretive to cash earnings in the current fiscal year. The definitive agreement has been approved by the Board of Directors of each company and is subject to approval by Remedy's shareholders, regulatory approvals and customary closing conditions.

Strategic Purpose

The acquisition will extend Peregrine's depth, scope and reach to serve customers through a combined organization that has highly complementary distribution channels, software applications, development environments and views of the future.

-> Peregrine and Remedy as a combined company will capture more depth in terms of product approaches and development environments. Remedy has created a highly adaptable and flexible development environment to serve customers seeking a highly customized offering. In contrast, Peregrine has created applications with best practice workflow for enterprise customers. After the transaction closes, the enterprise customer will no longer be forced to choose between best practices and adaptability, but will have access to both approaches from a single vendor. Indeed, the ability to create business Web applications will be substantially enhanced through a unified technology platform that includes Remedy's Action Request System(R) (AR System) development environment, and Peregrine's own open architecture and B2B Integration suite.

-> The combined company also will provide customers an expanded scope of capabilities. It will combine Peregrine's already-robust Infrastructure Management products that span a broad range of assets, Employee Relationship Management applications and B2B Relationship Management connectivity with Remedy's business process authoring technology, the AR System(R). The Remedy IT Service Management (ITSM) suite will become the flagship solution for small-to-midsize organizations, while the Peregrine products will remain the premier solution for large enterprise customers.

-> In addition, the agreement brings together two organizations with greater reach in terms of size of customers. Remedy has developed effective channels of distribution to serve small and midsize customers. In contrast, Peregrine has been highly successful marketing to enterprise customers -- those global organizations with large, complex infrastructures. The combined organization will serve organizations, large and small, worldwide. Peregrine will support and enhance Remedy's direct and indirect distribution channel to small and midsize companies.

"We are delighted to reach agreement with Remedy on an acquisition that will allow us to serve a broader range of customers with an expanded line of products and development platforms," said Steve Gardner, Peregrine's chairman and CEO. "We plan to enhance and integrate Remedy technologies as part of our lifecycle infrastructure management offerings to meet growing market demand for these capabilities. In addition, Remedy contributes a powerful distribution channel to small and midsize customers. We stand committed to supporting that channel, ensuring that customers achieve the same competitive benefits we offer in helping larger enterprises achieve a state of frictionless business."

Larry Garlick, CEO of Remedy, said: "Our customers will be delighted to learn that Peregrine will adopt the AR System as a major component of its environment for creating and extending solutions, and is committed to delivering the new AR System 5.0 during the fourth quarter of this year, and to accelerating planned innovations in integration technology. Whether a Remedy customer has adopted the AR System as a central business process authoring hub or deployed our adaptable packaged solutions, this combination will give them a clear path of compatibility to protect their past investment and will amplify business value chain growth potential."

The acquisition will combine and improve key aspects of the Peregrine and Remedy technologies and businesses:

-> IT Service Management -- In addition to Peregrine's own ServiceCenter(R) for the enterprise help desk, Peregrine is committed to supporting Remedy's existing Help Desk applications and intends to integrate them with all of its lifecycle Infrastructure Management solutions with a focus on midrange customers. This will extend the existing integration between Peregrine's AssetCenter(R) and the Remedy Help Desk applications, which has already been deployed by customers. Remedy customers will be able to extend this integration to the rest of Peregrine's Infrastructure Management and Employee Relationship Management solutions. These solutions help their organizations improve profitability by releasing capital, reducing Total Cost of Ownership of assets and making lasting improvements in the productivity of people and assets.

-> Action Request System -- Peregrine is committed to supporting and enhancing
   Remedy's AR System, a highly flexible and proven development environment. The new Web-based version of the AR System 5.0 is scheduled to be available in the December quarter of this year. The AR System will become part of Peregrine's Web applications development environment. More significantly, both Peregrine and Remedy customers will benefit from the opportunity to unite Peregrine's B2B Integrator suite (acquired from Extricity, Inc.) with the AR System development environment. With the combined capabilities, customers will be able to quickly and easily build Web-based solutions connecting them across the firewall to businesses, customers and marketplaces in support of true collaborative commerce.

-> Customer Relationship Management -- Customer extensions will be supported, along with current implementations and rollouts. In the future, Remedy's CRM applications will be focused around their strong customer support capabilities and the linkage to Peregrine's Infrastructure Management and B2B Relationship Management offerings. As with the other applications, the CRM product will be evolved to the new combined platform.

Conference call scheduled

Management of both companies has scheduled a conference call for 5:30 a.m. Pacific Daylight Time (8:30 a.m. Eastern Daylight Time) Monday, June 11, 2001, to discuss the transaction. Participants should call (212) 896-6052 and reference ID number 19112359. A replay of the call will be available through June 18, 2001 by dialing (800) 633-8284, passcode 19112359.

For more information from Peregrine, visit http://www.peregrine.com or call 800-632-6347. For more information from Remedy, visit http://www.remedy.com.

About Peregrine

Founded in 1981, Peregrine has matured into a leading software company. Peregrine supports companies with solutions that remove friction points in managing infrastructure assets, empowering employees and enabling collaborative electronic commerce. Peregrine's Infrastructure Management Group (IMG) provides solutions to manage the entire lifecycle of an organization's assets, from IT equipment and fleets of vehicles to a company's intangible knowledge assets. Peregrine's Employee Relationship Management solutions give employees real-time tools to secure knowledge, services and resources from a portal accessed at a desktop computer or an array of mobile devices. Peregrine's E-Markets Group
(EMG) takes to market a digital business offering that provides a full range of software products and managed Internet services using Peregrine's

Get2Connect(SM) global trading network. Peregrine EMG processes nearly 1.2 million e-Commerce transactions every business day and annually transacts $280 billion. Peregrine is headquartered in San Diego, California and has offices throughout the world.

About Remedy

Founded in 1990, the company is headquartered in Mountain View, California, and has 1350 employees located worldwide. Remedy is a leading supplier of Information Technology Service Management (ITSM) and Customer Relationship Management (CRM) solutions, with Remedy products sold to more then 10,000 customer sites. Remedy's fast deployment programs and radical adaptability accelerate an organization's move to eBusiness as well as increasing the ability to continually differentiate from competitors. Remedy's customers continually improve both their customer interactions and their internal operations to raise satisfaction and lower costs. Remedy has grown at a CAG growth rate of 174% since 1990.

The foregoing press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans, intentions and strategies of Peregrine. Forward-looking statements relating to expectations about future events or results are based upon information available to Peregrine as of today's date. Peregrine assumes no obligation to update any of these statements. The forward-looking statements are not guarantees of the future performance of Peregrine or the combined company and actual results may vary materially from the results and expectations discussed. For instance, while Peregrine and Remedy have entered into a definitive merger agreement, there is no assurance that the parties will complete the transaction. In the event that the companies do not receive necessary government or stockholder approvals or fail to satisfy conditions for closing, the transaction will terminate. Additional risks and uncertainties related to the merger include, but are not limited to, conditions in the financial markets relevant to the proposed merger; the successful integration of Remedy into Peregrine's business; timely development, production and acceptance of the products and services contemplated by the proposed acquisition; and each company's ability to compete in the highly competitive and rapidly changing markets. The revenues and earnings of Peregrine and the combined company and their ability to achieve their planned business objectives will be subject to a number of factors that make estimation of future operating results uncertain. These factors include increased competition due to expanded product offerings; risks associated with new product strategies and the evolving and varying demand for software products; the ability of Peregrine and the combined company to expand their operations; risks relating to acquisitions, including potential difficulties in the assimilation of operations and technologies of the acquired company or assets; litigation, including litigation over intellectual property rights; general technological and economic factors; and the other risks detailed from time to time in each of Peregrine's periodic reports and other documents filed with the Securities and Exchange Commission, including, but not limited to, Peregrine's report on Form 10-K for the fiscal year ended March 31, 2000, quarterly reports on Form 10-Q and current reports on Form 8-K.

Peregrine Systems, ServiceCenter and AssetCenter are registered trademarks and Get2Connect is a service mark of Peregrine Systems, Inc. All other trademarks are the property of their respective owners.

The foregoing presentation contains both historical and "forward-looking" statements about the expectations, beliefs, plans, intentions and strategies of Remedy. The ability of Remedy to achieve its planned business objectives involves many risks and uncertainties. Forward-looking statements relating to expectations about future events or results are based upon information available to Remedy as of today's date. Remedy assumes no obligation to update any of these statements and these statements are not guarantees of Remedy. Remedy's financial results and product development could differ materially from current expectations. The factors that may affect Remedy's ability to achieve its planned business objectives include, but are not limited to, the following: 1) the company's revenues and earnings are subject to a number of factors that make estimation of operating results extremely uncertain; 2) competition for the company's products is intense; 3) the uncertainties of whether new software products, product extensions or product strategies will be successful; 4) risks associated with the acquisition; 5) loss of key personnel, 6) litigation, including litigation over intellectual property rights; and 7) general technological and economic factors. The risks associated with Remedy's business are discussed in Remedy's Annual Report on Form 10-K for the year ended December 31, 2000, and in subsequent quarterly reports on Form 10-Q. You are encouraged to read this information carefully. Remedy and its executive officers and directors and certain other members of management and employees may be soliciting proxies from Remedy stockholders in favor of the merger. Information concerning the participants in the solicitation will be set forth in the proxy statement/prospectus. Information regarding such officers and directors is included in Remedy's Proxy Statement for its 2001 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 13, 2001. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from Remedy.

Remedy, Remedy Corporation & Design, Remedy AR System, Action Request System, Remedy Help Desk and Remedy CRM are trademarks of Remedy Corporation, Mountain View, California, which may be registered or pending in certain jurisdictions.

Additional Information And Where To Find It

Peregrine plans to file a registration statement on Form S-4 in connection with the merger, and Remedy expects to mail a proxy statement/prospectus to stockholders of Remedy containing information about the merger. Investors and security holders are urged to read the registration statement and the proxy statement/prospectus carefully when they are available. The registration statement and the proxy statement/prospectus will contain important information about Peregrine, Remedy, the merger, the persons soliciting proxies relating to the merger, their interests in the merger, and related matters. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus and these other documents may also be obtained from Peregrine by directing a request through the investors relations portion of Peregrine's website at http://www.peregrine.com or by mail to Peregrine Systems, Inc., 3611 Valley Centre Drive, San Diego, CA 92130, Attention: Investor Relations. Peregrine's telephone number is (858) 481-5000.

In addition to the registration statement and the proxy statement/prospectus, Peregrine and Remedy file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by Peregrine or Remedy at the SEC Public Reference Rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at any of the SEC's other public reference rooms in New York, Chicago, and Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Peregrine's and Remedy's filings with the commission are also available to the public from commercial document-retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

For Additional Information:

Press Contacts:                        Investor Contacts:

MeeLin Nakata                          Matt Gless, CFO
Peregrine Systems, Inc.                Peregrine Systems, Inc.
858-720-5609                           858-794-7505
meelin.nakata@peregrine.com
---------------------------


Ann Mosher                             Kate Patterson
Burson-Marsteller for Peregrine        Peregrine Systems, Inc.
310-226-3043                           858-794-7561
ann_mosher@lax.bm.com                  kate.patterson@peregrine.com
---------------------                  ----------------------------

                                       Lori Barker
                                       Director of Finance
                                       Remedy Corporation
                                       650-903-5246
                                       lbarker@remedy.com
                                       ------------------


                            (C) Remedy Corporation